                                                                    Exhibit 10.4

                      STOCKHOLDER SUPPORT AGREEMENT (N2K)


          STOCKHOLDER SUPPORT AGREEMENT dated as of October 22, 1998 (this "Agreement"), by Lawrence L. Rosen, Jonathan V. Diamond, R. David Grusin, Bruce Johnson and James E. Coane (each a "Stockholder" and collectively the "Stockholders"), to and for the benefit of CDnow, Inc., a Pennsylvania corporation ("CDnow"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

          WHEREAS, as of the date hereof, each Stockholder owns of record and beneficially such number of shares of common stock, par value $.001 per share ("N2K Common Stock"), of N2K Inc., a Delaware corporation ("N2K"), set forth opposite such Stockholder's name on Schedule A hereto (such shares, together with any other voting or equity securities of N2K hereafter acquired by such Stockholder prior to the termination of this Agreement, being referred to herein collectively as the "Shares");

          WHEREAS, concurrently with the execution of this Agreement, N2K, CDnow and Exit 8 Holding Company, a Pennsylvania corporation ("NewCo"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, (i) a newly formed subsidiary of NewCo will be merged with and into N2K (the "N2K Merger"), and (ii) a second newly formed subsidiary of Parent will be merged with and into CDnow (the "CDnow Merger") such that N2K and CDnow will become wholly-owned subsidiaries of NewCo and the stockholders of N2K and CDnow will become stockholders of NewCo; and

          WHEREAS, as a condition to the willingness of CDnow and N2K to enter into the Merger Agreement and the Stock Option Agreements (as defined in the Merger Agreement), CDnow has requested the Stockholders agree, and in order to induce CDnow to enter into the Merger Agreement and the Stock Option Agreements, the Stockholders are willing to agree, severally but not jointly, to vote in favor of adopting the Merger Agreement and approving the N2K Merger, upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

          SECTION 1. VOTING OF SHARES. Until the termination of this Agreement
                     ----------------
in accordance with the terms hereof, each Stockholder hereby agrees that, at the N2K Stockholders' Meeting or any other meeting of the stockholders of N2K, however called, and in any action by written consent of the stockholders of N2K, such Stockholder will vote all of its respective Shares (a) in favor of adoption of the Merger Agreement and approval of the N2K Merger and the other transactions contemplated by the Merger Agreement, and (b) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of N2K (or any class thereof). In addition, each Stockholder agrees that it will, upon request by CDnow, furnish written confirmation, in form and substance reasonably satisfactory to CDnow, of such Stockholder's support for the Merger Agreement and the N2K Merger. Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

          SECTION 2. TRANSFER OF SHARES. Each Stockholder represents and
                     ------------------
warrants that it will not, prior to the termination of this Agreement in accordance with the terms hereof, to, directly or indirectly, (a) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of its respective Shares, (b) deposit any of its respective Shares into a voting trust or enter into a voting agreement or arrangement with respect to any such Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

          SECTION 3. NO SOLICITATION. Prior to the termination of this Agreement
                     ---------------
in accordance with its terms, each Stockholder agrees (a) that it will not, nor will it authorize or permit any of its officers, directors, employees, agents and representatives to, directly or indirectly, initiate or solicit any inquiries or the making of any Acquisition Proposal and (b) that it will notify CDnow as soon as possible (and in any event within 48 hours) if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, it or any of its affiliates.

          SECTION 4. TERMINATION. This Agreement shall terminate upon the
                     -----------
earliest to occur of (i) the Effective Time, (ii) any termination of the Merger Agreement in accordance with the terms thereof, or (iii) in the case of Messrs. Johnson and Coane, upon the termination of their employment with N2K and the termination of their membership on N2K's board of directors; provided that the provisions of Section 6 shall survive any termination of this Agreement; and provided, further, that no such termination shall relieve any party of liability for a breach hereof prior to termination.

          SECTION 5. SPECIFIC PERFORMANCE. The parties hereto agree that
                     --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          SECTION 6. MISCELLANEOUS.
                     -------------

               (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

               (b) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

               (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

               (d) Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent any of the Stockholders' designees, partners or affiliates serving on the Board of Directors of N2K from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director of N2K.

               (e) Notwithstanding any provisions hereof, none of the obligations of any Stockholder under or contemplated by this Agreement shall be an obligation of (i) any officer, director, stockholder, limited partner, general partner or owner of such Stockholder, or any of their respective officers, directors, stockholders, limited partners, general partners or owners, or successors or assigns or (ii) any other Stockholder. Each Stockholder shall be the only person or entity liable with respect to its obligations. Any monetary liability of a Stockholder under this Agreement shall be satisfied solely out of the assets of such Stockholder. Each Stockholder hereby irrevocably waives any right it may have against any such officer, director, stockholder, limited partner, general partner, owner, successor or assign identified above as a result of the performance of the provisions under or contemplated by this Agreement. Nothing in this Section 6(e) shall prevent CDnow from obtaining specific enforcement of the obligations of any Stockholder under this Agreement.

               (f) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                         IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be signed by their respective duly authorized officers as of the date first written above.
                                   /s/ Lawrence L. Rosen
                                   _________________________
                                   LAWRENCE L. ROSEN
                                   /s/ Jonathan V. Diamond
                                   _________________________
                                   JONATHAN V. DIAMOND
                                   /s/ R. David Grusin
                                   _________________________
                                   R. DAVID GRUSIN

Accepted and Agreed:

CDNOW, INC.



By:/s/  Jason Olim
   _______________________

      Name:

      Title:

                    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by their respective duly authorized officers as of the date first written above.
                                   /s/ Bruce Johnson
                                   __________________________
                                   BRUCE  JOHNSON
                                   /s/ James E. Coane
                                   __________________________
                                   JAMES E. COANE





Accepted and Agreed:

CDNOW, INC.




By:/s/  Jason Olim
   _______________________

      Name:

      Title:

                                  SCHEDULE A
                                      TO
                      STOCKHOLDER SUPPORT AGREEMENT (N2K)




STOCKHOLDER                               COMMON STOCK OF N2K OWNED BY
-----------                               ----------------------------
                                                           STOCKHOLDER
                                                           -----------
James E. Coane                                                 100,000
Jonathan V. Diamond                                            799,526
R. David Grusin                                                704,420
Bruce Johnson                                                   34,275
Lawrence L. Rosen                                              723,650
                                                             ---------
TOTAL:                                                       2,361,871

PERCENTAGE OF COMMON STOCK OUTSTANDING
 AS OF OCTOBER 22, 1998:                                         16.62%
